UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  July 13, 2010

Clear Skies Solar, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 282-7652

N/A
(Former name or former address, if changed since last report)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Item 3.02.   Unregistered Sales of Equity Securities.

On July 13, 2010, Clear Skies Solar, Inc. (the “Company”) entered into an Amendment Agreement (the “Amendment Agreement”) with the holders of its secured convertible promissory notes (collectively, the “Notes”) and common stock purchase warrants (collectively, the “Warrants”) purchased pursuant to those certain Subscription Agreements, dated as of May 8, 2009, July 28, 2009, September 16, 2009 and January 6, 2010. Pursuant to the terms of the Amendment Agreement:

•

The conversion price of all of the outstanding Notes was reduced from $0.06 to $0.03 per share.

•

Certain of the outstanding Notes with an aggregate principal amount of $420,000 plus interest to July 12, 2010 were converted into 14,609,088 shares of common stock.

•

The maturity dates of the Notes dated July 28, 2009 and September 16, 2009 were extended from July 28, 2010 and July 31, 2010 to January 28, 2011 and January 31, 2011, respectively.

•

The purchase price of all of the outstanding Warrants was reduced from $0.06 to $0.03 per share.

•

Upon exercise of the Warrants, the Company will issue an aggregate of an additional 4,523,357 shares of common stock.

•

The Company issued an aggregate of an additional 2,950,000 restricted shares of its common stock to the holders of the Notes.

•

The Company agreed not to issue shares of its common stock or other securities convertible into shares of its common stock, for a one-year period beginning on the date of the Amendment Agreement, for a price per share of less than $0.03.

The securities described above were issued in transactions that are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving a public offering.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as exhibits to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Item  9.01

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

Description

4.1

Form of Warrant (incorporated by reference from Exhibit 4.1 of the Company’s Form 8-K filed on January 27, 2010)

4.2

Form of Convertible Promissory Note (incorporated by reference from Exhibit 10.2 of the Company’s Form 8-K filed on January 12, 2010)

99.1

Amendment Agreement, dated as of July 13, 2010, by and among Clear Skies Solar, Inc. and the holders of the Company’s securities signatory thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 13, 2010

Clear Skies Solar, Inc.

By:

/s/ Arthur L. Goldberg
Arthur L. Goldberg
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

4.1

Form of Warrant (incorporated by reference from Exhibit 4.1 of the Company’s Form 8-K filed on January 27, 2010)

4.2

Form of Convertible Promissory Note (incorporated by reference from Exhibit 10.2 of the Company’s Form 8-K filed on January 12, 2010)

99.1

Amendment Agreement, dated as of July 13, 2010, by and among Clear Skies Solar, Inc. and the holders of the Company’s securities signatory thereto